UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

On February 27, 2019, Jaguar Health, Inc. (the “Company”) entered into a privately negotiated exchange agreement (the “Exchange Agreement”) with a holder of one of its outstanding secured promissory notes, which as described further below resulted in the aggregate issuance by the Company of more than 5% of the Company’s issued and outstanding shares of common stock (“Common Stock”), as last reported in the Company’s Form 10-Q filed November 19, 2018.

From November 19, 2018 through February 28, 2019, the Company issued 2,994,643 shares of Common Stock in the following transactions:

On January 7, 2019, pursuant to an exchange agreement dated January 7, 2019, the Company issued 333,333 shares of Common Stock to a noteholder in exchange for a $100,000 reduction in the principal amount of the secured promissory note held by such noteholder. The shares of Common Stock  that were exchanged for a portion of the secured promissory note were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act.

On January 15, 2019, pursuant to the terms of secured promissory notes due December 30, 2019, the Company paid approximately $446,730 in accrued interest on such notes by issuing 1,382,635 shares of Common Stock to the holders of such notes. The issuance of the shares to the noteholders were deemed to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act. The noteholders acquired the shares for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the securities issued in these transactions.

On February 27, 2019, pursuant to an exchange agreement dated February 27, 2019, the Company issued 1,278,675 shares of Common Stock to a noteholder in exchange for a $254,456.33 reduction in the principal amount of the secured promissory note held by such noteholder. The shares of Common Stock  that were exchanged for a portion of the secured promissory note were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act.

The Company expects to file the form of Exchange Agreement as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019.  The foregoing is only a brief description of the Exchange Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the complete text of the form of Exchange Agreement when filed.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of Stockholders of the Company on February 28, 2019 (the “Special Meeting”).  Seven proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement. The final results for the votes regarding each proposal are set forth below.

1.  Proposal to approve the amendment of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to allow for a stock exchange program under which eligible Company employees and consultants (excluding directors and executive officers) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes	Uncast
13,506,150	1,300,970	321,456	0	0

2.  Proposal to approve an amendment of the 2014 Plan to allow for a stock exchange program under which eligible Company directors and executive officers (excluding other employees) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes	Uncast
13,417,437	1,389,457	321,682	0	0

3.  Proposal to approve an amendment of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 3,533,826 shares, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes	Uncast
13,327,660	1,523,630	277,286	0	0

4.  Proposal to approve an amendment of the 2014 Plan to extend the annual evergreen provision for a period of five (5) years up to and including January 1, 2024, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes	Uncast
13,594,892	1,250,298	283,386	0	0

5.  Proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to 8,000,000 shares of Common Stock that may be issued to Chicago Venture Partners, L.P. (“CVP”) upon exchange of the outstanding balance (including interest thereon), or any portion thereof, of the promissory notes issued by the Company to CVP with an outstanding balance, including accrued and unpaid interest as of December 31, 2018, equal to $6,344,943 (collectively, the “CVP Notes”), subject to the terms of the CVP Notes and one or more exchange agreements that may be entered into from time to time between the Company and CVP, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes	Uncast
14,039,199	862,108	227,269	0	0

6.  Proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to 13,633,333 shares of Common Stock that may be issued at the Company’s discretion from time to time to Oasis Capital, LLC (“Oasis Capital”) under an equity line, pursuant to the common stock purchase agreement, dated January 7, 2019, between the Company and Oasis Capital, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes	Uncast
14,014,998	874,536	239,042	0	0

7.  Proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 through 6 was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes	Uncast
13,840,019	1,065,232	223,325	0	0

On March 5, 2019, the Company issued a press release announcing the results of the Special Meeting, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer

Date: March 5, 2019